EXECUTION VERSION Constellium: Second Omnibus Amendment 748283241 SECOND OMNIBUS AMENDMENT This SECOND OMNIBUS AMENDMENT, dated as of June 28, 2022 (this “Amendment”) is: (1) THE SECOND AMENDMENT to the RECEIVABLES SALE AGREEMENT, between Constellium Muscle Shoals LLC, as seller (the “RSA Seller”) and Constellium Muscle Shoals Funding III LLC, as purchaser; and (2) THE SECOND AMENDMENT to the RECEIVABLES PURCHASE AGREEMENT, among Constellium Muscle Shoals Funding III LLC, as seller (the “RPA Seller”), the RSA Seller as servicer (the “Servicer”), Deutsche Bank Trust Company Americas, Deutsche Bank AG New York Branch, and each other subsidiary or affiliate of either such party who may from time to time become a party thereto (collectively, “DB”), in such capacity as a purchaser hereunder (each, a “RPA Purchaser”), and Intesa Sanpaolo S.p.A., New York Branch and each subsidiary or affiliate who may from time to time become a party thereto (collectively, “Intesa”), in its capacity as a purchaser thereunder (each, a “Purchaser” and, together with DB, and each of their permitted successors and assigns, collectively, the “Purchasers”), and in its capacity as purchaser representative hereunder (together with its successors and permitted assigns in such capacity, the “Purchaser Representative”). RECITALS WHEREAS, the RSA Seller and the RPA Seller have heretofore entered into the RECEIVABLES SALE AGREEMENT, dated as of September 30, 2021 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Sale Agreement”); WHEREAS, Constellium International SAS (the “Parent”) has heretofore entered into a PERFORMANCE UNDERTAKING, dated as of September 30, 2021, in favor of the RPA Seller with respect to obligations under the Receivables Sale Agreement (the “First Tier Parent Guarantee”); WHEREAS, the RPA Seller, the Servicer, Intesa (in its capacity as Purchaser and Purchaser Representative) and DB (in its capacity as Purchaser) heretofore entered into the RECEIVABLES PURCHASE AGREEMENT, dated as of September 30, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”; together with the Receivables Sale Agreement, each an “Agreement” and collectively, the “Agreements”); WHEREAS, the Parent has heretofore entered into a PERFORMANCE UNDERTAKING, dated as of September 30, 2021, in favor of the Purchasers with respect to obligations under the Receivables Purchase Agreement (the “Second Tier Parent Guarantee,” and together with the First Tier Parent Guarantee, the “Guarantees”); WHEREAS, the parties hereto seek to modify each of the Agreements upon the terms hereof.

2 Constellium: Second Omnibus Amendment 748283241 NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows: SECTION 1. Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Agreements, as applicable. SECTION 2. Amendment to the Receivables Sale Agreement. The Receivables Sale Agreement is hereby amended as follows: (a) SECTION 17 of the Receivables Sale Agreement is hereby amended and restated to read in its entirety as follows: “TERM SOFR CESSATION. If, on any date of determination, the Purchaser reasonably determines in good faith that the Term SOFR Reference Rate (for purposes of calculating the Discount Rate and Purchase Price, and any other calculations between such parties based on the Term SOFR Reference Rate) is not ascertainable and the inability to ascertain the Term SOFR Reference Rate is unlikely to be temporary, each such Person shall notify the Seller and the Purchaser Representative under the Receivables Purchase Agreement (as defined therein) in writing (the occurrence of the foregoing conditions, a “Benchmark Discontinuation Event”) and the Term SOFR Reference Rate shall, for any related period thereafter, be an alternate benchmark floating term rate of interest established by the Purchaser Representative that is generally accepted as the then prevailing market convention for determining a rate of interest for similar transactions or interest or discount rate calculations in the United States at such time and shall include (i) the spread or method for determining a spread or other adjustment or modification that is generally accepted as the then prevailing market convention for determining such spread, method, adjustment or modification and (ii)other adjustments to such alternate rate and this Agreement (A) to not increase or decrease pricing in effect for any related Purchase Price calculation on the Business Day immediately preceding the Business Day on which such alternate rate is selected pursuant to this provision(but for the avoidance of doubt which would not reduce the applicable Discount Rate) and (B) other changes necessary to reflect the available interest periods for such alternate rate for similar transactions of this type in the United States at such time (any such rate, the “Successor Benchmark Rate”), and the Purchaser and the Seller shall, if necessary or reasonably requested by the Purchaser, enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable and, notwithstanding anything to the contrary in Section 15 hereof, such amendment shall become effective without any further action or consent of any other party to this Agreement; provided, further that if a Successor Benchmark Rate has not

3 Constellium: Second Omnibus Amendment 748283241 been established pursuant to the immediately preceding proviso after the Purchaser has reached such a determination that the Term SOFR Reference Rate is not or no longer ascertainable, the Purchaser Representative may select a different alternate rate as long as it is reasonably practicable for the Purchaser to administer such different rate and, upon not less than 15 Business Days’ prior written notice to the Purchaser, the Seller and the parties to the Receivables Purchase Agreement, shall enter into an amendment to this Agreement, if necessary or reasonably requested by the Purchaser, to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable and, notwithstanding anything to the contrary in Section 15 hereof, such amendment shall become effective without any further action or consent of any other party to this Agreement. For the avoidance of doubt, if a Benchmark Discontinuation Event occurs, the applicable Discount Rate for any previously purchased Receivables hereunder shall remain the rate used in the calculation of Purchase Price for such Proposed Receivable when originally calculated pursuant to Section 2(d), above. Notwithstanding anything to the contrary contained herein, if at any time there placement index is less than zero, at such times, such index shall be deemed to be zero for purposes of this Agreement.” (b) Schedule 3 of the Receivable Sale Agreement, is hereby amended by amending and restating the grid of Applicable Credit Spreads therein as follows: Account Debtor Applicable Credit Spread Anheuser-Busch, LLC 1.675% Crown Cork and Seal USA, Inc. 2.05% (c) Exhibit A of the Receivables Sale Agreement, is hereby amended by deleting the definition “LIBOR” in its entirety. (d) Exhibit A to the Receivables Sale Agreement, is hereby amended by inserting the following definitions in alphabetical order: “SOFR” means, the secured overnight financing rate administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate). “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

4 Constellium: Second Omnibus Amendment 748283241 “Term SOFR Reference Rate” means, for any Discount Period or other period: (a) The forward looking term SOFR reference rate based on SOFR as administered by CME Group Benchmark Administration Ltd and/ or CME Group Inc. and published from time to time on its official website (“CME Term SOFR Reference Rate”) or as displayed through an authorized redistributor of such CME Term SOFR Reference Rate, e.g. Refinitiv or Bloomberg as determined by the Buyer from time to time for such Discount Period or other period. If the applicable CME Term SOFR Reference Rate as so determined would be less than zero in any calculation, such rate shall be deemed to be zero for the purposes of this Agreement; or (b) if no CME Term SOFR Reference Rate is available in respect of the applicable Discount Period or other period, the rate per annum as determined by Buyer (which determination shall be conclusive and binding, absent manifest error) to be equal to the rate (“Interpolated Term SOFR Reference Rate”) which results from interpolating on a linear basis between: (i) the sum of Term SOFR Reference Rate for the longest period (for which CME Term SOFR Reference Rate is available) which is less than such applicable Discount Period or other period; (ii) the sum of Term SOFR Reference Rate for the shortest period (for which CME Term SOFR Reference Rate is available) which exceeds such applicable Discount Period or other period. If the applicable Interpolated Term SOFR Reference Rate as so determined would be less than zero in any calculation, such rate shall be deemed to be zero for the purposes of this Agreement. (e) Exhibit A to the Receivables Sale Agreement is hereby amended by amending and restating the definition of “Discount Rate” as follows: “Discount Rate”: On any date of determination, a rate equal to the Term SOFR Reference Rate plus a per annum rate equal to the Applicable Credit Spread at such time. SECTION 3. Amendment to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows: (a) SECTION 17 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows: “TERM SOFR CESSATION. If, on any date of determination, the Purchaser reasonably determines in good faith that the Term SOFR

5 Constellium: Second Omnibus Amendment 748283241 Reference Rate (for purposes of calculating the Discount Rate and Purchase Price, and any other calculations between such parties based on the Term SOFR Reference Rate) is not ascertainable and the inability to ascertain the Term SOFR Reference Rate is unlikely to be temporary, each such Person shall notify the Seller and the Purchaser Representative in writing (the occurrence of the foregoing conditions, a “Benchmark Discontinuation Event”) and the Term SOFR Reference Rate shall, for any related period thereafter, be an alternate benchmark floating term rate of interest established by the Purchaser Representative that is generally accepted as the then prevailing market convention for determining a rate of interest for similar transactions or interest or discount rate calculations in the United States at such time and shall include (i) the spread or method for determining a spread or other adjustment or modification that is generally accepted as the then prevailing market convention for determining such spread, method, adjustment or modification and (ii) other adjustments to such alternate rate and this Agreement (A) to not increase or decrease pricing in effect for any related Purchase Price calculation on the Business Day immediately preceding the Business Day on which such alternate rate is selected pursuant to this provision(but for the avoidance of doubt which would not reduce the applicable Discount Rate) and (B) other changes necessary to reflect the available interest periods for such alternate rate for similar transactions of this type in the United States at such time (any such rate, the “Successor Benchmark Rate”), and the Purchasers and the Seller shall, if necessary or reasonably requested by the Purchaser Representative, enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable and, notwithstanding anything to the contrary in Section 15 hereof, such amendment shall become effective without any further action or consent of any other party to this Agreement; provided, further that if a Successor Benchmark Rate has not been established pursuant to the immediately preceding proviso after the Purchaser has reached such a determination that the Term SOFR Reference Rate is not or no longer ascertainable, the Purchaser Representative may select a different alternate rate as long as it is reasonably practicable for the Purchasers to administer such different rate and, upon not less than 15 Business Days’ prior written notice to the Purchasers, the Seller and the parties to the Receivables Purchase Agreement, shall enter into an amendment to this Agreement, if necessary or reasonably requested by the Purchaser Representative, to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable and, notwithstanding anything to the contrary in Section 15 hereof, such amendment shall become effective without any further action or consent of any other party to this Agreement. For the avoidance of doubt, if a Benchmark Discontinuation Event occurs, the applicable Discount Rate for any previously purchased Receivables hereunder shall remain the rate used in the calculation of Purchase Price for such Proposed Receivable when originally calculated pursuant to Section 2(d), above. Notwithstanding

6 Constellium: Second Omnibus Amendment 748283241 anything to the contrary contained herein, if at any time there placement index is less than zero, at such times, such index shall be deemed to be zero for purposes of this Agreement.” (b) Schedule 3 of the Receivable Sale Agreement, is hereby amended by amending and restating the grid of Applicable Credit Spreads therein as follows: Account Debtor Applicable Credit Spread Anheuser-Busch, LLC 1.675% Crown Cork and Seal USA, Inc. 2.05% (c) Exhibit A of the Receivables Purchase Agreement, is hereby amended by deleting the definition “LIBOR” in its entirety. (d) Exhibit A to the Receivables Purchase Agreement, is hereby amended by inserting the following definitions in alphabetical order: “SOFR” means, the secured overnight financing rate administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate). “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Term SOFR Reference Rate” means, for any Discount Period or other period: (a) The forward looking term SOFR reference rate based on SOFR as administered by CME Group Benchmark Administration Ltd and/ or CME Group Inc. and published from time to time on its official website (“CME Term SOFR Reference Rate”) or as displayed through an authorized redistributor of such CME Term SOFR Reference Rate, e.g. Refinitiv or Bloomberg as determined by the Buyer from time to time for such Discount Period or other period. If the applicable CME Term SOFR Reference Rate as so determined would be less than zero in any calculation, such rate shall be deemed to be zero for the purposes of this Agreement; or (b) if no CME Term SOFR Reference Rate is available in respect of the applicable Discount Period or other period, the rate per annum as determined by Buyer (which determination shall be conclusive and binding, absent manifest error) to be equal to the rate (“Interpolated Term SOFR Reference Rate”) which results

7 Constellium: Second Omnibus Amendment 748283241 from interpolating on a linear basis between: (i) the sum of Term SOFR Reference Rate for the longest period (for which CME Term SOFR Reference Rate is available) which is less than such applicable Discount Period or other period; (ii) the sum of Term SOFR Reference Rate for the shortest period (for which CME Term SOFR Reference Rate is available) which exceeds such applicable Discount Period or other period. If the applicable Interpolated Term SOFR Reference Rate as so determined would be less than zero in any calculation, such rate shall be deemed to be zero for the purposes of this Agreement. (e) Exhibit A to the Receivables Purchase Agreement is hereby amended by amending and restating the definition of “Discount Rate” as follows: “Discount Rate”: On any date of determination, a rate equal to the Term SOFR Reference Rate plus a per annum rate equal to the Applicable Credit Spread at such time. (f) Each Purchaser’s Commitment limits and Commitment sub-limit by Account Debtor in the Receivables Purchase Agreement are hereby amended and restated as set forth on the signature pages to this Second Omnibus Amendment. SECTION 4. Consent. The Parent hereby (a) consents to the RSA Seller and the RPA Seller entering into this Amendment, (b) confirms and restates its obligations under the First Tier Parent Guarantee and the Second Tier Parent Guarantee with respect to (i) the effectiveness of the Receivables Sale Agreement and the Receivables Purchase Agreement, respectively, each of which may be amended from time to time. The Parent further confirms and agrees that the First Tier Parent Guarantee and the Second Tier Parent Guarantee have not been annulled, revoked, rescinded or terminated prior to the date hereof. SECTION 5. Condition to Effectiveness. This Amendment shall become effective on the later of the date hereof or the date on which all of the following conditions have been satisfied (the “Effective Date”): (a) each of the parties hereto shall have received counterparts of this Amendment executed by each of the other parties hereto (including facsimile or e-mail signature pages); and (b) the representations and warranties contained in each of the Agreements and in this Amendment shall be true and correct both as of the date hereof and immediately after giving effect to this Amendment.

8 Constellium: Second Omnibus Amendment 748283241 SECTION 6. Representations and Warranties. Each of the RSA Seller, RPA Seller and the Parent, on and as of the date hereof, make the following representations and warranties: (a) Authority. Each such party has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Agreements (as amended hereby) and the Guarantees, as the case may be. The execution, delivery and performance by such party of this Amendment and the performance of the Agreements (as amended hereby) and the Guarantees, as the case may be, have been duly approved by all necessary corporate action, and no other corporate proceedings are necessary to consummate such transactions; (b) Enforceability. This Amendment has been duly executed and delivered by it. Each of the Agreements (as amended hereby) and the Guarantees, as the case may be, is a legal, valid and binding obligation enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors and to general principles of equity, and is in full force and effect; (c) Representations, Warranties and Covenants. Each such party’s representations, warranties and covenants contained in the Agreements and the Guarantees, as the case may be (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof), are correct on and as of the date hereof as though made on and as of the date hereof; and (d) No Termination Event. No Termination Event has occurred and is continuing. SECTION 7. Effect of Amendment; Ratification. (a) Upon the effectiveness of this Amendment, (i) all references in the Receivables Sale Agreement or in any other Transaction Document to “the Receivables Sale Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Sale Agreement, shall be deemed to be references to the Receivables Sale Agreement as amended by this Amendment and (ii) all references in the Receivables Purchase Agreement or in any other Transaction Document to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. (b) Except as specifically amended hereby, the Agreements and all other Transaction Documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects.

9 Constellium: Second Omnibus Amendment 748283241 (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser or any of its assignees under the Agreements or any other Transaction Document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein. (d) All reasonable costs and expenses of the Purchaser Representative related to the preparation, negotiation and delivery of this Amendment shall be for the account of and promptly paid by the RSA Seller. SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. SECTION 9. Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to conflict of laws principles that would require the application of the law of any other jurisdiction. SECTION 10. Transaction Document. This Amendment shall be a Transaction Document under each of the Agreements. SECTION 11. Section Headings. The various headings of the Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreements or any provision hereof or thereof. SECTION 12. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment. [Signatures follow]

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as a Purchaser and as Purchaser Representative

By: ______________________
Name: Marco Fracchia
Title: Head of FI - SEF & TEF

By: ______________________
Name: Vamsi Potukuchi
Title: Business Director

Intesa's Aggregate Commitment: $120,000,000.00

Intesa's Sublimit Commitment for Crown Cork and Seal USA, Inc.: $85,000,000.00

Intesa's Sublimit Commitment for Anheuser-Busch LLC: $35,000,000.00

S-2 Constellium: Second Omnibus Amendment

748283241

DocuSign Envelope ID: 8740204E-36B1-4467-89DD-57613C42E775

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Purchaser

DocuSigned by:

By: Gaurav Mathur
60E47358A9D8423...
Name: Gaurav Mathur
Title: Director

DocuSigned by:

By:
ACF85EFD9BE8403...
Name: Abdellah Agouzoul
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Purchaser

DocuSigned by:

By:
ACF85EFD9BE8403...
Name: Abdellah Agouzoul
Title: Vice President

DocuSigned by:

By:
E61365516B16457...
Name: Michael Arrizurieta
Title: Assistant Vice President

DB's Aggregate Commitment: $80,000,000.00

DB's Sublimit Commitment for Crown Cork and Seal USA, Inc.: $70,000,000.00

DB's Sublimit Commitment for Anheuser-Busch LLC: $10,000,000.00

S-3 *Constellium: Second Omnibus Amendment*

748283241